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                                   EXHIBIT 4.3

                 WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

                                 August 20, 2002

Airgas, Inc.
Radnor Court, Suite 100
259 Radnor-Chester Road
Radnor, PA 19807
Attn: Chief Financial Officer

         RE: TENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 30, 2001 BY AND AMONG AIRGAS, INC. ("AIRGAS" OR "THE BORROWER"), AIRGAS CANADA, INC., AND RED-D-ARC LIMITED (EACH A "CANADIAN BORROWER" AND TOGETHER WITH AIRGAS, THE "BORROWERS"), THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL LENDERS FROM TIME TO TIME PARTY THERETO AS U.S. LENDERS (THE "U.S. LENDERS"), THE SEVERAL LENDERS FROM TIME TO TIME PARTY THERETO AS CANADIAN LENDERS (THE "CANADIAN LENDERS"), BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT (THE "U.S. AGENT") AND CANADIAN IMPERIAL BANK OF COMMERCE, AS CANADIAN ADMINISTRATIVE AGENT (THE "CANADIAN AGENT"), AS AMENDED FROM TIME TO TIME (THE "CREDIT AGREEMENT")

Ladies and Gentlemen:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

WAIVERS

At your request, the Required Lenders hereby waive (the "Waiver") the requirement set forth in Section 7.13(a) of the Credit Agreement that the Credit Parties deliver to the Collateral Agent legal opinions of foreign counsel for Airgas S.A. de C.V. and Airgas International, Inc. with respect to the pledge of the Capital Stock of such Subsidiaries to secure the Credit Party Obligations.

The Waiver shall be effective only in the specific circumstances provided for above and only for the purposes for which given.

AMENDMENTS

The parties hereto hereby agree to amend the definition of "U.S. Issuing Lender" set forth in Section 1.1 of the Credit Agreement in its entirety to read as follows:

                  "U.S. Issuing Lender" means, with respect to a particular U.S. Letter of Credit, (i) Bank of America, in its capacity as issuer of such U.S. Letter of Credit or (ii) such other U.S. Lender selected by the Borrower (upon notice to the U.S. Agent) from time to time to issue such U.S. Letter of Credit.

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August 20, 2002
Page 2

The parties hereto hereby agree that a new Section 2.3(l) is hereby added to the Credit Agreement to read as follows:

                  (l) Role of U.S. Agent. Airgas and each U.S. Issuing Lender agree to provide the U.S. Agent with a copy of any notice or report otherwise required to be furnished by such Person to any other Person pursuant to Sections 2.3(a), 2.3(b) or 2.3(d). Furthermore, all payments required to be made by any U.S. Lender to a U.S. Issuing Lender pursuant to Section 2.3 shall be made to the U.S. Agent, for the account of such U.S. Issuing Lender, and the U.S. Agent shall distribute such payments to such U.S. Issuing Lender.

Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

This letter agreement may be executed in one or more counterparts, each of which constitute an original, and all of which taken together shall constitute a single document.

This letter agreement shall be effective as of the date hereof upon execution by the Credit Parties and the Required Lenders.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                               Sincerely,

                               BANK OF AMERICA, N.A., as U.S. Agent

                               By:  /s/Donald J. Chin
                                    ----------------------------------
                               Name:  Donald J. Chin
                               Title: Managing Director

         [The remainder of this page has been left blank intentionally.]

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ACCEPTED AND AGREED:              AIRGAS, INC.

                                  By: /s/Joseph C. Sullivan
                                      ----------------------
                                  Name:  Joseph C. Sullivan
                                  Title: Vice President and Treasurer

                                  AIRGAS CANADA INC.

                                  By: /s/Robert M. McLaughlin
                                      -------------------------------
                                  Name:  Robert M. McLaughlin
                                  Title: Vice President

                                  RED-D-ARC LIMITED

                                  By: /s/Robert M. McLaughlin
                                      -------------------------------
                                  Name:  Robert M. McLaughlin
                                  Title: Vice President

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U.S. GUARANTORS:                    AIRGAS-EAST, INC.
                                    AIRGAS-GREAT LAKES, INC.
                                    AIRGAS-MID AMERICA, INC.
                                    AIRGAS-NORTH CENTRAL, INC.
                                    AIRGAS-SOUTH, INC.
                                    AIRGAS-GULF STATES, INC.
                                    AIRGAS-INTERMOUNTAIN, INC.
                                    AIRGAS-MID SOUTH, INC.
                                    AIRGAS-NORPAC, INC.
                                    AIRGAS-NORTHERN CALIFORNIA &
                                      NEVADA, INC.
                                    AIRGAS-SOUTHWEST, INC.
                                    AIRGAS-WEST, INC.
                                    AIRGAS-SAFETY, INC.
                                    RUTLAND TOOL & SUPPLY CO., INC.
                                    AIRGAS CARBONIC, INC.
                                    AIRGAS SPECIALTY GASES, INC.
                                    NITROUS OXIDE CORP.
                                    PURITAN MEDICAL PRODUCTS, INC.
                                    RED-D-ARC, INC.
                                    AIRGAS REALTY, INC.
                                    AIRGAS DATA, LLC

                                    By: /s/Robert M. McLaughlin
                                        -------------------------------
                                    Name:  Robert M. McLaughlin
                                    Title: Vice President

                                    ATNL, INC.

                                    By: /s/Connie S. Linhart
                                        ----------------------
                                    Name:  Connie S. Linhart
                                    Title: President and Treasurer

CANADIAN SUBSIDIARY
GUARANTORS:                         AIRGAS INTERNATIONAL, INC.
                                    AIRGAS, S.A. DE C.V.

                                    By: /s/Joseph C. Sullivan
                                        ----------------------
                                    Name:  Joseph C. Sullivan
                                    Title: Vice President

                             [Signatures continued]

U.S. LENDERS:                       BANK OF AMERICA, N.A.

                                    By: /s/Donald J. Chin
                                        -------------------------------------
                                    Name:  Donald J. Chin
                                    Title: Managing director

                                    BANCA NAZIONALE DEL LAVARO S.P.A
                                    NEW YORK BRANCH

                                    By: /s/Frederic W. Hall
                                        -------------------------------------
                                    Name:  Frederic W. Hall
                                    Title: Vice President

                                    By: /s/Leonardo Valentine
                                        -------------------------------------
                                    Name:  Leonardo Valentine
                                    Title: First Vice President

                                    THE BANK OF NEW YORK

                                    By: /s/Walter C. Parelli
                                        -------------------------------------
                                    Name:  Walter C. Parelli
                                    Title: Vice President

                                    BANK OF TOYKO-MITSUBISHI TRUST COMPANY

                                    By: /s/Spencer Hughes
                                        -------------------------------------
                                    Name:  Spencer Hughes
                                    Title: Vice President

                                    CIBC INC.

                                    By: /s/Dominic Sorresso
                                        -------------------------------------
                                    Name:  Dominic Sorresso
                                    Title: Executive Director

                                    JP MORGAN CHASE BANK

                                    By: /s/Lee P. Brennan
                                        -------------------------------------
                                    Name:  Lee P. Brennan
                                    Title: Vice President

                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                     By: /s/David L. Driggers
                                         ----------------------
                                    Name:  David L. Driggers
                                    Title: Managing Director

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By: /s/Keith R. White
                                        -------------------------------------
                                    Name:  Keith R. White
                                    Title: Vice President

                                    FLEET NATIONAL BANK

                                    By: /s/Janet G. O'Donnell
                                        -------------------------------------
                                    Name:  Janet G. O'Donnell
                                    Title: Managing Director

                                    MELLON BANK, N.A.

                                    By: /s/William M. Feathers
                                        -------------------------------------
                                    Name:  William M. Feathers
                                    Title: Vice President

                                    NATIONAL CITY BANK

                                    By: /s/Heather M. Gotwols
                                        -------------------------------------
                                    Name:  Heather M. Gotwols
                                    Title: Corporate Banking Officer

                                    BANK OF OKLAHOMA, N.A.

                                    By: /s/Pamela J. Amburgy
                                        -------------------------------------
                                    Name:  Pamela J. Amburgy
                                    Title: Vice President

                                    FARMERS & MERCHANTS BANK OF CENTRAL
                                     CALIFORNIA

                                    By: /s/Stephen A. Fleming
                                        -------------------------------------
                                    Name:  Stephen A. Fleming
                                    Title: Head of Business Banking, EVP

                                    MERRILL LYNCH BUSINESS FINANCIAL
                                    SERVICES INC.

                                    By: /s/Valerie Wilder Moore
                                        -------------------------------------
                                    Name:  Valerie Wilder Moore
                                    Title: Assistant Vice President

                                    AIB DEBT MANAGEMENT LTD.

                                    By: /s/John Farrace    /s/Rima Terradista
                                        ---------------    -------------------
                                    Name:  John Farrace      Rima Terradista
                                    Title: SVP               SVP

                                 ATHENA CDO LIMITED
                                 JISSEKIKUN FUNDING, LTD.
                                 SAN MIGUEL CDO, LTD.
                                 SEQUILS-MAGNUM, LTD.
                                   C/O PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                                 By: /s/Mohan V. Phansalkar
                                     -----------------------------------------
                                 Name:  Mohan V. Phansalkar
                                 Title: Executive Vice President

                                 HARCH CLO I
                                   C/O HARCH CAPITAL MANAGEMENT

                                 By: /s/Michael E. Lewitt
                                     -----------------------------------------
                                 Name:  Michael E. Lewitt
                                 Title: Authorized Signatory

                                 LAGUNA FUNDING, LLC

                                 By: /s/Ann E. Morris
                                     -----------------------------------------
                                 Name:  Ann E. Morris
                                 Title: Assistant Vice President

                                 MONUMENT CAPITAL LTD., AS ASSIGNEE
                                 By: Alliance Capital Management L.P.,
                                        as Investment Manager
                                 By: Alliance Capital Management Corporation,
                                        as General Partner

                                 By: /s/Joel Serebransky
                                     -----------------------------------------
                                 Name:  Joel Serebransky
                                 Title: Senior Vice President

                                 BANK LEUMI USA

                                 By: /s/Joung Hee Hong
                                     -----------------------------------------
                                 Name:  Joung Hee Hong
                                 Title: Vice President

                                 OCTAGON INVESTMENT PARTNERS III, LTD.

                                 By: /s/Michael B. Nechamkin
                                     -----------------------------------------
                                 Name:  Michael B. Nechamkin
                                 Title: Portfolio Manager

CANADIAN AGENT:                  CANADIAN IMPERIAL BANK OF COMMERCE

                                 By: /s/Dominic Sorresso
                                     -----------------------
                                 Name:  Dominic Sorresso
                                 Title: Executive Director

CANADIAN LENDERS:                CANADIAN IMPERIAL BANK OF COMMERCE

                                 By: /s/Dominic Sorresso
                                     --------------------------------
                                 Name:  Dominic Sorresso
                                 Title: Executive Director

                                 BANK OF AMERICA CANADA

                                 By: /s/Nelson Lam
                                     --------------------------------
                                 Name:  Nelson Lam
                                 Title: Vice President

                                 MELLON BANK, N.A. - CANADA BRANCH

                                 By: /s/William M. Feathers
                                     --------------------------------
                                 Name:  William M. Feathers
                                 Title: Vice President